FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2020
Derivative Instruments and Hedging Activities Disclosure [Abstract]
FINANCIAL INSTRUMENTS	FINANCIAL INSTRUMENTS

Interest rate risk management

In certain situations, we may enter into financial instruments to reduce the risk associated with fluctuations in interest rates. We have entered into swaps that convert floating rate interest obligations to fixed rates, which from an economic perspective hedge the interest rate exposure. We do not hold or issue instruments for speculative or trading purposes. The counterparties to such contracts are major banking and financial institutions. Credit risk exists to the extent that the counterparties are unable to perform under the contracts; however, we do not anticipate non-performance by any of our counterparties.

We manage our debt and finance lease portfolio with interest rate swap agreements in U.S. dollars to achieve an overall desired position of fixed and floating interest rates. Historically, we hedge accounted for certain of our interest rate swap arrangements designated as cash flow hedges. The net gains and losses had been reported in a separate component of accumulated other comprehensive income to the extent the hedges were effective. The amount recorded in accumulated other comprehensive income would have subsequently been reclassified into earnings in the same period as the hedged items affected earnings. However, since 2018, we have ceased hedge accounting for any of our derivatives.

We have entered into the following interest rate swap transactions involving the payment of fixed rates in exchange for LIBOR:

Instrument (in thousands of $)	Year Ended	Notional Amount	Maturity Dates			Fixed Interest Rate
Interest rate swaps:
Receiving floating, pay fixed	December 31, 2020	1,233,771	2021	to	2026	1.12%	to	2.90%
Receiving floating, pay fixed	December 31, 2019	1,557,834	2020	to	2026	1.12%	to	2.90%

Interest rate swaps with a notional value of $250.0 million matured during the year ended December 31, 2020.

Foreign currency risk

For the periods reported, the majority of our vessels’ gross earnings were receivable in U.S. dollars and the majority of our transactions, assets and liabilities were denominated in U.S. dollars, our functional currency. However, we incur expenditures in other currencies. We recognized a net foreign exchange loss on operations and other cost of $0.3 million, gain of $0.1 million and loss of $0.8 million in the years ended December 31, 2020, 2019 and 2018, respectively.

Our finance lease obligation and related restricted cash deposit are denominated in Pound Sterling. There is a risk that currency fluctuations will have a negative effect on the value of our cash flows. A net foreign exchange loss of $0.1 million, loss of $0.9 million and gain of $1.1 million arose in the years ended December 31, 2020, 2019 and 2018, respectively, as a result of the retranslation of our finance lease obligations and the cash deposits securing those obligations.

Fair values

We recognize our fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities.

Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.

Level 3: Unobservable inputs that are not corroborated by market data.

There have been no transfers between different levels in the fair value hierarchy during the year. We do not have any level 3 financial instruments.

The carrying value and estimated fair value of our financial instruments at December 31, 2020 and 2019 are as follows:

(in thousands of $)	Fair Value Hierarchy	2020 Carrying Value	2020 Fair Value	2019 Carrying Value	2019 Fair Value
Non-Derivatives:
Cash and cash equivalents	Level 1	48,783	48,783	47,661	47,661
Restricted cash and short-term deposits	Level 1	185,385	185,385	182,261	182,261
2015 and 2017 Norwegian Bonds(1)	Level 1	385,055	309,032	400,000	394,715
Long-term debt—floating(2)	Level 2	739,829	739,829	822,944	822,944
Obligation under finance lease(2)	Level 2	124,550	124,550	122,779	122,779
Derivatives:
Interest rate swaps asset(3)(4)	Level 2	—	—	1,285	1,285
Interest rate swaps liability(3)(4)	Level 2	70,188	70,188	36,167	36,167

1.This pertains to the 2015 Norwegian Bonds and 2017 Norwegian Bonds with a carrying value of $385.1 million as of December 31, 2020 (2019: $400.0 million), which includes the premium payable at maturity accreted up to balance sheet date using the effective interest method over the instrument term of $5.0 million. This is included under long-term debt on our consolidated balance sheets. The fair value of the bonds as of December 31, 2020 was $309.0 million (2019: $394.7 million), which represents 80.3% of their face value (2019: 98.7%).
2.Our short-term and long-term debt and finance lease obligation are recorded at amortized cost in the consolidated balance sheets. Debt is presented in the above table, gross of deferred financing cost of $5.2 million as of December 31, 2020 (2019: $6.0 million).
3.Derivative liabilities are presented within other current liabilities and derivative assets are presented within other current and non-current assets on the consolidated balance sheets.
4.The fair value of certain derivative instruments is the estimated amount that we would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates, closing quoted market prices and our creditworthiness and that of our counterparties.

The following methods and assumptions were used to estimate the fair value of each class of financial instrument.

•the carrying values of trade accounts receivable, accounts payable, accrued liabilities and working capital facilities approximate fair values because of the short-term maturity of these instruments.

•the carrying value of cash and cash equivalents, which are highly liquid, is a reasonable estimate of fair value.

•the estimated fair value for restricted cash and short-term deposits is considered to be equal to the carrying value since they are placed for periods of less than six months. The estimated fair value for long-term restricted cash is considered to be equal to the carrying value since it bears variable interest rates which are reset on a quarterly basis.

•the estimated fair value of our 2015 Norwegian Bonds and 2017 Norwegian Bonds, are based on the quoted market price as of the balance sheet date.

•the estimated fair value of our floating long-term debt is considered to be equal to the carrying value since it bears variable interest rates, which are reset on a quarterly basis.

•the estimated fair value of long-term obligations under finance lease is considered to be equal to the carrying value since it bears interest at a variable interest rate, which is reset on a quarterly basis.

The fair value of our derivative instruments is the estimated amount that we would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates, and our credit worthiness and of our swap counterparty. The mark-to-market gain or loss on our interest rate and foreign currency swaps that are not designated as hedges for accounting purposes for the period is reported in the statement of operations caption “(Losses)/gains on derivative instruments, net” (note 7).

The credit exposure of interest rate swap agreements is represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements. It is our policy to enter into master netting agreements with the counterparties to derivative financial instrument contracts, which give us the legal right to discharge all or a portion of amounts owed to that counterparty by offsetting them against amounts that the counterparty owes to us.

We have elected not to offset the fair values of derivative assets and liabilities executed with the same counterparty that are generally subject to enforceable master netting arrangements. However, if we were to offset and record the asset and liability balance of derivatives on a net basis, the amounts presented in our consolidated balance sheets as of December 31, 2020 and 2019 would be adjusted as detailed in the following table:

	December 31, 2020			December 31, 2019
(in thousands of $)	Gross amounts presented in the consolidated balance sheets	Gross amounts not offset in the consolidated balance sheets subject to netting agreements	Net amount	Gross amounts presented in the consolidated balance sheets	Gross amounts not offset in the consolidated balance sheets subject to netting agreements	Net amount
Total asset derivatives	—	—	—	1,285	(1,029)	256
Total liability derivatives	70,188	—	70,188	36,167	(1,029)	35,138

Under one of our interest rate swaps we were required to provide initial cash collateral of $2.5 million and to subsequently post additional cash collateral that corresponds to any further unrealized loss. As of December 31, 2020, cash collateral amounting to $29.4 million has been provided (note 17).
The cash flows from economic hedges are classified in the same category as the cash flows from the items subject to the economic hedging relationship.

Concentrations of credit risk

The maximum exposure to credit risk is the carrying value of cash and cash equivalents, restricted cash and short-term deposits, trade accounts receivable, investment in leased vessel, net, other receivables and amounts due from related parties. In respect of cash and cash equivalents, restricted cash and short-term deposits, credit risk lies with Nordea Bank Finland plc, Citibank, DNB Bank ASA, Santander UK plc, Sumitomo Mitsui Banking Corporation, Standard Chartered plc, Skandinaviska Enskilda Banken AB (publ), and China Merchants Bank Co. Ltd. However, we believe this risk is remote, as they are established and reputable establishments with no prior history of default.

As of December 31, 2020, we had one customer (2019: one customer) that accounted for approximately 96% (2019: 94%) of all trade receivables. In relation to our investment in leased vessel - net, the concentration risk relates to one counterparty only. We hold certain guarantees as security, which reduces our credit exposure. We consider the credit risk of our counterparties to these financial assets to be low.